SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2000


               Commission file numbers 333-42411 and 333-42411-01
               --------------------------------------------------

                               Glenoit Corporation
             (Exact name of registrant as specified in its charter)

Delaware                                                    13-3862561
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                          Identification Number)

                            Glenoit Asset Corporation
             (Exact name of registrant as specified in its charter)

Delaware                                                     51-0343206
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)

                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

Item 5.           Other Events

         On June 19, 2000, the Company announced that it had entered into lock-up letters with certain holders of its 11% Senior Subordinated Notes. Pursuant to terms of the lock-up letters, the Company will promptly commence a tender offer and consent solicitation from all Noteholders which will provide for the payment to the Noteholders of 17% of the face amount of principal outstanding (or in the absence of such cash payment, the surrender of substantially all the equity of the Company). The lock-up letter further provides that it will terminate if the tender offer has not been commenced by July 15, 2000 or certain other trigger events have not occurred by agreed upon fixed dates.

         This Form 8-K/A amended the original Form 8-K as filed on June 20, 2000 to include a sample lock-up letter as an Exhibit.


Item 7.           Financial Statements and Exhibits

         (a) and (b) Not applicable

         (c) The exhibits furnished in connection with this Report are as follows:

         Exhibit Number    Description
         --------------    -----------

         99.1 Company Press Release dated June 19, 2000 incorporated by reference to Exhibit 99.1 as filed by the Company in Form 8-K on June 20, 2000.

         99.2              Sample lock-up letter.


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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date June 22, 2000
                            GLENOIT CORPORATION


                            By          /S/ LESTER D. SEARS
                              -----------------------------
                               Lester D. Sears
                               Executive Vice President and
                               Chief Financial Officer
                               (On behalf of the Registrant and as Principal Financial and Accounting Officer)




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   June 22, 2000
                            GLENOIT ASSET CORPORATION




                            By          /S/ LESTER D. SEARS
                              -----------------------------
                               Lester D. Sears
                               Executive Vice President and
                               Chief Financial Officer
                               (On behalf of the Registrant and as Principal Financial and Accounting Officer)


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